SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2018

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street
Warren, Pennsylvania	16365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an merging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                      Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

On April 18, 2018, the stockholders of Northwest Bancshares, Inc. (the “Company”) approved the Northwest Bancshares, Inc. 2018 Equity Incentive Plan, which provides for the grant of stock-based and other incentive awards to officers, employees and directors of the Company. A description of the material terms of the plan is contained in the Company's definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 7, 2018. A copy of the plan is being filed as Exhibit 10.1.

Item 5.07                                          Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders was held on April 18, 2018. The Matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 7, 2018. The final results of the stockholder votes are as follows:

Proposal 1 - Election of Directors

	For	Withheld	Broker Non-Votes
Philip M. Tredway	71,939,610	1,477,663	12,921,679

Deborah J. Chadsey	66,802,245	6,615,028	12,921,679

Timothy M. Hunter	72,025,576	1,391,697	12,921,679

Ronald J. Seiffert	68,083,402	5,333,871	12,921,679

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders approved the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.

For	84,823,085
Against	1,376,627
Abstain	139,240
Broker Non-Votes	0

Proposal 3 - An advisory, non-binding resolution to approve executive compensation described in the Proxy Statement

The stockholders approved the proposal regarding the compensation of the named executive officers as disclosed in the Proxy Statement as follows:

For	69,638,649
Against	3,463,986
Abstain	314,638
Broker Non-Votes	12,921,679

Proposal 4 - Northwest Bancshares, Inc. 2018 Equity Incentive Plan

The stockholders approved the proposal regarding the Northwest Bancshares, Inc. 2018 Equity Incentive Plan as disclosed in the proxy statement as follows:

For	70,976,180
Against	2,141,747
Abstain	299,346
Broker Non-Votes	12,921,679

Item 8.01    Other Events

On April 18, 2018, the Company made the slide presentation attached as Exhibit 99.1 to stockholders during its Annual Stockholders' Meeting.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

Exhibit No.	Description
10.1	Northwest Bancshares, Inc. 2018 Equity Incentive Plan (incorporated by reference to the proxy statement for the Annul Meeting of stockholders filed with the Securities and Exchange Commission on March 7, 2018 (file no. 001-34582))
99.1	Slide presentation made to stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	April 19, 2018	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer